SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2011

Littlefield Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Lamar Boulevard
Austin, Texas 78705
(Address of principal executive office)
Issuer's telephone number:   (512) 476-5141

Section 2                       Financial Information

Item 2.02.                      Results of Operations and Financial Condition

On October 26, 2011, Littlefield Corporation issued a news release entitled “Littlefield Corporation Announces Q3 2011 Results with Record Revenue.”

A copy of that press release is attached as Exhibit 99.1 to this Report.

The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.

99.1                      News Release dated October 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 27, 2011

Littlefield Corporation

		By:	/s/ Richard S. Chilinski
			Name:	Richard S. Chilinski
			Title:	Chief Financial Officer